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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of report (Date of earliest event
                           reported) November 24, 1998
                                     -----------------


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-51771                13-3320910
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


                              Eleven Madison Avenue
                            New York, New York 10010
                            ------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------


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Item 5.  Other Events
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     On November 24, 1998, Credit Suisse First Boston Mortgage  Securities Corp.
(the "Company") executed a Pooling and Servicing Agreement dated as of November 11, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, First Union National Bank, as servicer (the "Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

       Exhibit No                                      Description
       ----------                                      -----------

           99 The Pooling and Servicing Agreement, dated as of November 11, 1998, by and among the Company, the Servicer, the Special Servicer and the Trustee, providing for the issuance of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series
                                         1998-C2.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.




                               By: /s/ Allan J. Baum
                                   --------------------------------
                                   Name:   Allan J. Baum
                                   Title:  Vice President



Dated:  November 24, 1998




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                                  Exhibit Index
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                 Exhibit                                              Page
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99       Pooling and Servicing Agreement                               6